SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential, for Use of the
					Commission Only (as permitted by
					Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

			      CYTRX CORPORATION
	      (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

[CYTRX CORPORATION LETTERHEAD]                                  PRELIMINARY COPY
December 7, 1995

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of CytRx Corporation to be held on February 5, 1996 at 8:00 a.m. local time, at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

    The only item of business to be addressed at the Special Meeting is to consider and act upon a proposal to amend CytRx's Certificate of Incorporation to effect a recapitalization through a one-for-four reverse stock split. On the effective date of the amendment every four shares of CytRx's Common Stock outstanding will become and be exchanged for one new share of Common Stock.
The amendment also reduces the number of authorized shares of Common Stock from 75,000,000 to 18,750,000 in order to effect the reverse stock split and to prevent an increase in the company's franchise tax expense. Please note that the reverse stock split will not change your proportionate equity interests in CytRx, except as may result from the elimination of fractional shares.

    The Board of Directors believes that the recent per share price has had a negative effect on the marketability of CytRx's Common Stock. It has been suggested by both stockholders and analysts that a reverse split will position CytRx more attractively with institutional investors and retail stock brokers who generally have restrictions on investing in low-priced stocks. A higher stock price also increases broker/dealer interest in maintaining markets in CytRx's stock. Individual stockholders benefit as transaction costs relative to the total value of stock trades may be reduced. Additionally, the reverse split will improve CytRx's ability to carry out its subsidiary financing strategy. As CytRx's subsidiaries make solid progress, the Company plans to offer shares in each to the public; a higher CytRx share price will better position these new shares with investors vis-a-vis CytRx stock. Finally, this is an opportune time to effect a reverse split as CytRx's Common Stock is currently trading near book value levels. Thus, investors have a tangible reference point in evaluating the price of the stock before and after the reverse split.

    The Board of Directors unanimously recommends that CytRx's stockholders approve the amendment to the Certificate of Incorporation to effect the reverse stock split. The enclosed Proxy Statement sets forth more detailed information regarding the amendment and the reverse stock split. Please carefully review the information contained in the Proxy Statement.

    Whether or not you plan to attend the Special Meeting, it is important that you sign, date and return the enclosed proxy card as soon as possible. Please use the enclosed postage pre-paid envelope to return the executed proxy card. If you attend the meeting, you may revoke your proxy at any time by requesting the right to vote in person. By immediately signing, dating and returning the enclosed proxy card, you will save the Company the cost of further solicitations.

				   Sincerely,


				   Jack J. Luchese
				   President & Chief Executive Officer

			     CYTRX CORPORATION                  PRELIMINARY COPY
			  154 Technology Parkway
			  Norcross, Georgia 30092
			  -----------------------
		 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
		   to be held on Monday, February 5, 1996
			  -----------------------

To the Stockholders of CytRx Corporation:

    Notice is hereby given to the holders of the $.001 par value per share Common Stock (the "Common Stock") of CytRx Corporation (the "Company") that a Special Meeting of Stockholders (the "Meeting") of the Company will be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Monday, February 5, 1996, at 8:00 a.m. local time. The sole purpose of the Meeting is to consider and vote upon a proposal to amend the Company's Certificate of Incorporation (the "Amendment") to effect a recapitalization through a one-for-four reverse stock split (the "Reverse Stock Split") pursuant to which every four shares of Common Stock outstanding on the effective date of the Amendment will become and be exchanged for one new share of Common Stock ("New Common Stock"). The Amendment also reduces the number of authorized shares of Common Stock from 75,000,000 to 18,750,000 in order to reduce the Company's franchise tax expense. To avoid the existence of fractional shares of New Common Stock, stockholders who would otherwise be entitled to receive fractional shares of New Common Stock shall receive cash in lieu thereof.

    In addition, the purpose of the Meeting shall be to transact such other business incidental to the conduct of the Meeting as may properly come before the Meeting or any adjournments or postponements of the Meeting. Stockholders of record at the close of business on December 7, 1995 are entitled to receive notice of and to vote at the Meeting and at any and all adjournments or postponements thereof. All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed form of proxy in the accompanying postage-paid envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the Meeting.

    Information relating to the Reverse Stock Split is set forth in the accompanying Proxy Statement dated December 7, 1995. Please carefully review the information contained in the Proxy Statement, which is incorporated into this Notice.

    The regular Annual Meeting of Stockholders, which will include a management presentation, will be held later in the year. This Special Meeting is scheduled as a requirement for the Reverse Stock Split.
					 By Order of the Board of Directors,


					 James M. Yahres
					 Secretary
December 7, 1995

			      CYTRX CORPORATION                 PRELIMINARY COPY
			    154 Technology Parkway
			    Norcross, Georgia 30092
								 January 5, 1996
			   -------------------------
				PROXY STATEMENT
		      FOR A SPECIAL MEETING OF STOCKHOLDERS
			 TO BE HELD ON FEBRUARY 5, 1996
			   -------------------------

    This Proxy Statement is furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of CytRx Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be used at a Special Meeting of Stockholders of the Company, and at any and all adjournments or postponements thereof (the "Meeting"). The Meeting will be held on Monday, February 5, 1996 at 8:00 a.m., local time, at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, to consider and vote upon a proposed amendment (the "Amendment") to the Company's Certificate of Incorporation (the "Certificate"), as specified in the accompanying Notice of Special Meeting of Stockholders. The Amendment will effect a recapitalization of the Company through a one-for-four reverse stock split (the "Reverse Stock Split") pursuant to which every four shares of Common Stock outstanding on the effective date of the Amendment (the "Effective Date") will become and be exchanged for one new share of Common Stock ("New Common Stock"). The Amendment also reduces the number of authorized shares of Common Stock from 75,000,000 to 18,750,000 in order to reduce the Company's franchise tax expense. The text of the Amendment is set forth in Exhibit A to this Proxy Statement.

    The Company's mailing address and the location of its principal executive offices are 154 Technology Parkway, Norcross, Georgia 30092.

VOTING

General

    The securities that may be voted at the Meeting consist of the Common Stock, with each share entitling its owner to one vote on the proposal to approve the Amendment. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Meeting is December 7, 1995 (the "Record Date"). On the Record Date, 31,426,231 shares of Common Stock were outstanding and eligible to be voted at the meeting.
Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

Quorum and Vote Required

    The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the
 Meeting. The affirmative vote of the holders on the Record Date of a majority of the issued and outstanding shares of Common Stock is required to approve the Amendment.

    Abstentions will be considered present and entitled to vote at the Meeting. However, abstentions will not be counted as votes cast in the affirmative and therefore will have the effect of a vote against the proposal.

    If fewer shares are voted in favor of the proposed Amendment than required for its approval, the Meeting may be adjourned for the purpose of allowing additional time for obtaining additional proxies or votes with respect to the Reverse Stock Split. At any subsequent reconvening of the Meeting, all proxies will be voted on the matter(s) to be considered at the reconvened Meeting in the same manner as such proxies would have been voted on the matter(s) at the original convening of the Meeting (except for any proxies which have theretofore effectively been revoked or changed), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned. A proxy granting authority to vote upon such other business incidental to the conduct of the Meeting as may properly come before the Special Meeting will constitute authority to vote in favor of one or more adjournments of the Meeting.

Proxies

    In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the Amendment or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTER TO BE VOTED UPON, THEN THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT AND IN THE DISCRETION OF SUCH PROXIES TO ANY OTHER PROCEDURAL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) by delivering a later dated proxy card or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to James M. Yahres, Secretary, CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092.

    HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

    In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. In addition, Beacon Hill Partners will assist in the solicitation of proxies from the Company's stockholders for a fee of $2,000. The Company will reimburse Beacon Hill Partners for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Stockholder Proposals
    Any proposal which a Company Stockholder intends to present at the next annual meeting of stockholders to be held in 1996 must have been received by the Company on or before December 25, 1995. Only those proper proposals which are received in a timely manner will be included in the Proxy Statement and Proxy.

Security Ownership of Certain Beneficial Owners and Management

    Based solely upon information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of Common Stock as of December 7, 1995 by (i) each person who is known by the Company to beneficially own more than five percent of Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all executive officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

						  Shares of Common Stock
Name and Address of Beneficial Owner              Number   Percentage (1)

Named Executive Officers and Directors (2):
    Lucine Beauchard (3)                          101,563         *
    Jack L. Bowman (4)                              9,56          *
    Raymond C. Carnahan, Jr. (5)                   38,500         *
    Francis J. Casieri (6)                         30,824         *
    R. Martin Emanuele (7)                        269,290         *
    Jack J. Luchese (8                          2,493,087        7.4%
    Herbert H. McDade (9)                          49,167         *
    Selvi Vescovi (10)                             57,500         *
    James M. Yahres (11)                          114,366         *
    All executive officers and directors
    as a group (10 persons) (12)                3,212,051        9.3%

Other 5% Stockholders:
    Robert L. Hunter, Jr. (13)                  2,061,715        6.5%
    3640 Churchwell Court
    Tucker, Georgia  30084

    J. Morton Davis                             1,833,125        5.8%
    D.H. Blair Investment Banking Corp.
    44 Wall Street
    New York, NY  10005
___________________________
  * Less than 1%

(1)  Based on 31,426,231 shares of Common Stock outstanding on December 7, 1995.
(2) The business address of all such persons is: c/o CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092.

(3) Includes options to purchase 87,800 shares of Common Stock exercisable within 60 days.
(4) Includes options to purchase 6,666 shares of Common Stock exercisable within 60 days.
(5) Includes options to purchase 37,500 shares of Common Stock exercisable within 60 days.
(6) Includes options to purchase 19,179 shares of Common Stock exercisable within 60 days.
(7) Includes options to purchase 265,424 shares of Common Stock exercisable within 60 days.
(8) Includes warrants to purchase 2,454,706 shares of Common Stock exercisable within 60 days.
(9) Includes options to purchase 49,167 shares of Common Stock exercisable within 60 days.
(10) Includes options to purchase 52,500 shares of Common Stock exercisable within 60 days.
(11) Includes options to purchase 95,570 shares of Common Stock exercisable within 60 days.
(12) Includes options to purchase 3,111,273 shares of Common Stock exercisable within 60 days.
(13) Includes options to purchase 73,365 shares of Common Stock exercisable within 60 days.


			  PROPOSED AMENDMENT TO THE
		CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT

General

    The Company proposes to effect a recapitalization through the adoption of the Amendment which provides for the Reverse Stock Split. If the Amendment is approved by the stockholders, each FOUR shares of Common Stock outstanding on the Effective Date will be converted automatically into ONE share of New Common Stock and the number of authorized shares of Common Stock will be reduced from 75,000,000 to 18,750,000. To avoid the existence of fractional shares of New Common Stock, stockholders who would otherwise be entitled to receive fractional shares of New Common Stock shall receive a cash distribution in lieu thereof. The Effective Date of the Reverse Stock Split will be the date on which the Amendment is filed with the Secretary of State of Delaware, which is anticipated to be as soon as practicable following the date of the Meeting.

Background of and Reasons for the Reverse Stock Split

    On December 7, 1995 the Board of Directors adopted resolutions approving the Amendment, calling the Meeting and directing that the Amendment be placed on the agenda for the consideration of the stockholders at the Meeting.

    The Board of Directors believes that the recent per share price of the Common Stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital by issuing new shares. The Company believes there are several reasons for these effects, as summarized below.

    Most brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Further, the Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on the purchase or sale of a lower-priced stock may also represent a higher percentage of the price than the brokerage commission on a higher-priced issue.

    The Board of Directors is optimistic that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will encourage greater interest in the Common Stock by the financial community and the investment public.

    There can be no assurances, however, that the foregoing effects will occur or that the market price of the CytRx Common Stock immediately after implementation of the proposed Reverse Stock Split will rise, and if it rises, no assurance that such rise can be maintained for any period of time, or that such market price will approximate four times the market price before the proposed Reverse Stock Split.

    Dissenting stockholders have no appraisal rights under Delaware law or under the Company's Certificate and Bylaws in connection with the Reverse Stock Split.

    The Company's Common Stock is traded on The Nasdaq Stock Market's National Market System ("Nasdaq") under the trading symbol CYTR. The following table sets forth the quarterly high and low closing sale prices per share for the Common Stock as reported by Nasdaq for the Company's past two fiscal years.

Fiscal Quarter Ended                        High         Low
1995
December 31 (through December 7)            3 5/32       29/32
September 30                                3 3/8       1 5/8
June 30                                     2 11/16     1 7/16
March 31                                    2 19/32     1 5/16

1994
December 31                                 2 11/16     1 1/4
September 30                                4 5/8       2 1/8
June 30                                     6 5/8       4
March 31                                    8 1/4       5 5/8


    FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

    The Reverse Stock Split may be abandoned by the Board of Directors pursuant to Section 242(a) of the Delaware General Corporation Code at any time before, during or after the Meeting and prior to the filing of the Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware giving effect to the Reverse Stock Split if, for any reason, the Board of Directors deems it advisable to do so.

Effects of the Reverse Stock Split

    General Effects. If the Amendment is approved by the stockholders, the principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares from 31,426,231 shares to approximately 7,856,558 shares, based on share information as of December 7, 1995, and reduce the number of authorized shares of Common Stock from 75,000,000 to 18,750,000.

    In order that the Company may avoid the expense and inconvenience of issuing and transferring fractional shares of New Common Stock, stockholders who would otherwise be entitled to receive a fractional share of New Common Stock ("Fractional Stockholders") shall receive payment in cash in lieu of receiving a fractional share of New Common Stock. The Board of Directors has authorized the Company's officers to combine all fractional shares of New Common Stock that would otherwise be issued and to direct the Company's transfer agent to sell such combined fractional shares of New Common Stock on the open market on behalf of and as agent for the Fractional Stockholders. The sales proceeds will then be distributed to the Fractional Stockholders as a cash payment in lieu of fractional shares of New Common Stock. See "Exchange of Shares and Payment in Lieu of Issuance of Fractional Shares."

    The Reverse Stock Split may leave certain stockholders with one or more "odd-lots" of New Common Stock, i.e. stock in amounts of less than 100 shares. These odd-lots may be more difficult to sell or require greater transaction cost per share to sell, than shares in even multiples of 100.

    Effect on Market for Common Stock. On December 7, 1995, the closing sale price of the Common Stock on Nasdaq was $1.00 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest in the Company represented by such shares, the Board of Directors believes that the trading price will be increased to a price more appropriate for an exchange listed security; however, there can be no assurance that this will occur. The New Common Stock will continue to be traded on Nasdaq under the symbol CYTR.

    Effect on Outstanding Options, Warrants and Convertible Securities of the Company. As of December 7, 1995, the Company had outstanding options and warrants to purchase 4,191,071 shares of Common Stock with exercise prices per share that ranged from $.69 to $7.75. Upon the effectiveness of the Reverse Stock Split, the Compensation Committee of the Board of Directors shall make a proportional downward adjustment to the number of shares subject to outstanding options and a corresponding upward adjustment in the per share exercise prices to reflect the Reverse Stock Split.

    Changes in Stockholders' Equity. As an additional result of the Reverse Stock Split, the Company's stated capital, which consists of the par value per share of Common Stock multiplied by the number of shares of Common Stock issued, will be reduced by approximately $23,746 to $7,915 on the Effective Date. Although the par value of the Common Stock will remain at $.001 per share following the Reverse Stock Split, stated capital will be decreased because the number of shares issued and outstanding will be reduced. Correspondingly, the Company's capital in excess of par value, which consists of the difference between the Company's stated capital and the aggregate amount paid to the Company upon the issuance by the Company of all currently outstanding Common Stock, will be increased by approximately $23,746.

			 FEDERAL INCOME TAX CONSEQUENCES

    The following summary of the federal income tax consequences of the Reverse Stock Split is based on current law, including the Internal Revenue Code of 1986, as amended (the "Code"), and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Certain stockholders, including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, non-resident aliens, foreign corporations and persons who do not hold the Common Stock as a capital asset, may be subject to special rules not discussed below. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT HIS TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX AND OTHER LAWS.

    The receipt of shares of New Common Stock (excluding fractional shares of New Common Stock) in the Reverse Stock Split should be a nontaxable transaction under the Code for federal income tax purposes. Consequently, a stockholder receiving shares of New Common Stock should not recognize either gain or loss, or any other type of income, with respect to whole shares of New Common Stock received as a result of the Reverse Stock Split. In addition, the tax basis of such stockholder's shares of Common Stock prior to the Reverse Stock Split will carry over as the tax basis of the stockholder's shares of New Common Stock. Each Stockholder will be required to allocate his basis in his shares of Common Stock ratably among the total number of shares of New Common Stock owned following the Reverse Stock Split. The holding period of the shares of New Common Stock will also include the holding period during which the stockholder held the Common Stock, provided that such Common Stock was held by the stockholder as a capital asset on the Effective Date.

    The receipt by a Fractional Stockholder of cash in lieu of a fractional share of New Common Stock pursuant to the Reverse Stock Split will be a taxable transaction for federal income tax purposes. The receipt of cash in lieu of fractional shares of New Common Stock will result in gain or loss (rather than dividend income) to the Fractional Stockholders assuming, as the Company believes, that such cash distribution is undertaken solely for the purpose of saving the Company the expense and inconvenience of issuing and transferring fractional shares of New Common Stock. Gain or loss will be recognized by each Fractional Stockholder equal to the difference between the amount of cash received by such Stockholder and the portion of the aggregate tax basis in his Common Stock allocable to his fractional share interest in New Common Stock. If a Fractional Stockholder's shares of Common Stock are held as a capital asset on the Effective Date, then such Fractional Stockholder's gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if on the Effective Date the shares of Common Stock have been held by the Fractional Stockholder for longer than one year.

    Based on certain exceptions contained in regulations issued by the Internal Revenue Service, the Company does not believe that it or Fractional Stockholders will be subject to backup withholding or informational reporting with respect to the cash distributed to a Fractional Stockholder.

		   EXCHANGE OF SHARES AND PAYMENT IN LIEU OF
			 ISSUANCE OF FRACTIONAL SHARES

    On or after the Effective Date, the Company will mail to each stockholder a letter of transmittal. A stockholder will be able to receive his shares of New Common Stock and, if applicable, cash in lieu of a fractional share of New Common Stock only by transmitting to the Transfer Agent such stockholder's stock certificate(s) for shares of Common Stock outstanding prior to the Reverse Stock Split, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require. Stockholders will not receive certificates for shares of New Common Stock unless and until the certificates representing their shares of Common Stock outstanding prior to the Reverse Stock Split are surrendered. Stockholders should not forward their certificates to the Transfer Agent until the letter of transmittal is received and should surrender their certificates only with such letter of transmittal.

    No scrip or fractional share certificates for New Common Stock will be issued in connection with the Reverse Stock Split. The Board of Directors has authorized the Company's officers to combine all fractional shares of New Common Stock and to direct the Transfer Agent to sell such combined fractional shares of New Common Stock on the open market on behalf of and as agent for the Fractional Stockholders. Sales of fractional interests will be effected by the Transfer Agent as soon as practicable on the basis of prevailing market prices of the New Common Stock on Nasdaq at the time of sale. The sales proceeds will then be distributed to the Fractional Stockholders as cash payment in lieu of fractional shares of New Common Stock. A payment in lieu of a fractional share of New Common Stock will be made to a Fractional Stockholder promptly after receipt of a properly completed letter of transmittal and stock certificate(s) for all of his shares of Common Stock outstanding prior to the Reverse Stock Split.

    There will be no service charges payable by the stockholders of the Company in connection with the exchange of their certificates or in connection with the payment of cash in lieu of the issuance of fractional shares of New Common Stock. These costs will be borne by the Company.

			       By Order of the Board of Directors,


			       James M. Yahres,
			       Secretary
December 7, 1995

								     Exhibit A
		      PROPOSED CERTIFICATE OF AMENDMENT
				   TO THE
			CERTIFICATE OF INCORPORATION
				     OF
			      CYTRX CORPORATION


    Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, the President and Secretary of CytRx Corporation (the "Corporation"), hereby certify that:

    FIRST:    The name of the corporation is CYTRX CORPORATION

    SECOND:    The Certificate of Incorporation of the Corporation was filed with the Secretary of State, Wilmington, Delaware on February 28, 1985.

    THIRD:    Upon this Certificate of Amendment to the Certificate of
Incorporation becoming effective pursuant to the Delaware General Corporation Law (the "Effective Time"), each FOUR outstanding shares of Common Stock, par value $.001 per share ("Common Stock"), shall thereupon be reclassified and changed into ONE share of Common Stock, par value $.001 per share ("New Common Stock"). Upon such Effective Time, each holder of Common Stock shall thereupon automatically be and become the holder of ONE share of New Common Stock for every FOUR shares of Common Stock then held by such holder. Upon such Effective Time, each certificate formerly representing a stated number of shares of Common Stock shall thereupon be a deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. As soon as practicable after such Effective Time, stockholders as of the date of the reclassification will be notified thereof and, upon their delivery of their certificates of Common Stock to the Company, will be sent stock certificates representing their shares of New Common Stock, rounded down to the nearest whole number, together with cash representing the fair value of such holder's fractional shares of Common Stock. No scrip or fractional share certificates for Common Stock will be issued in connection with this reverse stock split.

    FOURTH:    The first paragraph of Article Fourth of the Certificate of
Incorporation, relating to the capital stock of the Corporation, is hereby amended to read in its entirety as follows:

"FOURTH: 1. The total number of shares of all classes of stock that the corporation shall have the authority to issue is Twenty Million One Thousand (18,751,000), of which Twenty Million (18,750,000) shall be common stock, par value $.001 per share (the "Common Stock") and One Thousand (1,000) shall be preferred stock, par value $.01 per share (the "Preferred Stock").

    FIFTH:    This amendment of the Certificate of Incorporation was authorized by the affirmative vote of a majority of the Directors of the Corporation, followed by the affirmative vote of the holders of a majority of the Corporation's Common Stock.

PRELIMINARY COPY
				 CytRx Corporation
	       Proxy for Special Meeting of Stockholders, Feburary 5, 1996

    The undersigned hereby appoints Jack J. Luchese and James M. Yahres or either of them acting singly in the absence of the other, with full power of substitution, proxies to vote at a Special Meeting of Stockholders of CytRx Corporation (the "Company") to be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, on February 5, 1995 at 8:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may properly come before the meeting.

    The shares represented by this Proxy, duly executed, will be voted as directed by the Stockholder. WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED FOR PROPOSAL 1 AND, IF APPLICABLE, IN THE DISCRETION OF SUCH PROXIES AS TO ANY OTHER PROCEDURAL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


PLEASE MARK YOUR VOTE THIS WAY  /X/

1. Proposal to amend the Certificate of Incorporation to effect a one-for-four reverse stock split.

		  FOR           AGAINST        ABSTAIN
		 /   /           /   /          /   /


Shares Held:    _____________

_________________________________
Signature

_________________________________
Signature (if held jointly)

DATE: ____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.